--------------------------------------------------------------------------------
                      ANNUAL REPORT AND PERFORMANCE UPDATE
--------------------------------------------------------------------------------

           (Logo)
     NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)

--------------------------------------------------------------------------------

                                                                     New England
                                                       Growth Opportunities Fund


                                                       [graphic omitted]

December 31, 1996

                                                                   FEBRUARY 1997
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear New England Funds Shareholder,

Taken together, 1995 and 1996 constituted the sixth strongest back-to-back years for the U.S. stock market since 1915, as measured by percentage gain in the Dow Jones Industrial Average (according to Bloomberg Business News).

Most New England Funds portfolio managers believe that the forces behind this rally -- low inflation, relatively stable interest rates and strong corporate profits -- will persist, at least for a time. Nevertheless, bull markets can suddenly turn quiet; they can decline modestly; or they can reverse course sharply. No one can predict what is ahead, nor can anyone guarantee whether the market's strength will extend even further in 1997 and beyond.

Maintain a Long-Term Perspective
Whatever the market's direction, you should be prepared to consider any short-term trends in the broader context of your long-term personal goals, including the accumulation of financial assets. One way to manage this important process is by diversifying your investments. While U.S. stocks have historically been the strongest performers, you may, depending on your financial goals and needs, also benefit from investing in various types of bond funds, and by participating in growing overseas markets.

Remember that each investment has its own unique risks. What's more, no strategy can assure a profit or protect against a loss. However, one time-tested approach is to invest regularly and stay invested -- in good times and bad -- to avoid the pitfall of guessing what the market might do in the short run.

Our Multiple-Adviser Approach Sets Us Apart
Many financial representatives recommend New England Funds to their clients because of our distinctive multiple-adviser approach. For each fund, we hand-pick a specific subadviser or subadvisers with significant experience and demonstrated skill in selecting investments that are in tune with that fund's stated objective. We call it matching the talent to the task.

Finally, it may interest you to learn that you are part of a major national trend. In 1996, nearly 37 million U.S. households owned mutual funds, according to the Investment Company Institute, an industry trade organization. Mutual funds are now a cornerstone of retirement, college and other investment plans for millions of Americans.

New England Funds has grown with the industry and is now over $6 billion in size. We thank you for helping us reach this important milestone, and look forward to serving your investment needs well into the future.

Sincerely,


/s/ Henry L.P. Schmelzer
    Henry L.P. Schmelzer, President


For more information, including a prospectus for any New England Fund, please contact your financial representative or call the Investor Services and Marketing Group at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before you invest.

--------------------------------------------------------------------------------
                      NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------

---------------------    For two years running we're proud to announce that
        [Logo]           DALBAR, an independent evaluator of mutual fund
        QUALITY          service, has awarded New England Funds its Quality
    TESTED SERVICE       Tested Service Seal for "providing the highest
         1996            tier of service excellence in the mutual fund
---------------------    industry." New England Funds is one of just three
        DALBAR           mutual fund companies to earn this distinction in
HONORS COMMITMENT TO:    each of the last two years -- another reason why
      INVESTORS          we are becoming known as the mutual fund company
---------------------    Where The Best Minds Meet(TM).


                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

--------------------------------------------------------------------------------
                      NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     A $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

       COMPARED TO STANDARD & POOR'S 500(R) INDEX(4)


DATE               NAV(1)           POP(2)        S&P 500(4)
----              --------         -------        ----------
12/31/86          $10,000           $9,425        $10,000
12/31/87          $10,014           $9,438        $10,521
12/31/88          $10,996          $10,364        $12,257
12/31/89          $14,032          $13,226        $16,169
12/31/90          $13,435          $12,662        $15,626
12/31/91          $17,547          $16,538        $20,367
12/31/92          $19,175          $18,073        $21,916
12/31/93          $20,700          $19,510        $24,121
12/31/94          $20,905          $19,703        $24,449
12/31/95          $28,247          $26,622        $33,603
12/31/96          $33,108          $31,204        $41,298

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                      NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                           AVERAGE ANNUAL TOTAL RETURNS 12/31/96
--------------------------------------------------------------------------------
 Class A (Inception 5/6/91)     1 Year             5 Years          10 Years

 Net Asset Value(1)             17.21%             13.53%            12.72%
 With Max. Sales Charge(2)      10.45              12.20             12.05
 Lipper Growth & Income Avg.(5) 20.77              13.96             13.24

--------------------------------------------------------------------------------
 Class B (Inception 9/13/93)    1 Year             3 Years       Since Inception

 Net Asset Value(1)             16.34%             16.27%            14.89%
 With CDSC(3)                   12.48              15.53             14.45
 Standard & Poor's 500 Index(4) 22.90              19.63             18.40
 Lipper Growth & Income Avg.(5) 20.77              16.19               n/a

--------------------------------------------------------------------------------
 Class C (Inception 5/1/95)     1 Year         Since Inception

 Net Asset Value(1)             16.27%             22.19%
 Standard & Poor's 500 Index(4) 22.90              27.37
 Lipper Growth & Income Avg.(5) 20.77               n/a

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

NOTES TO CHARTS AND PERFORMANCE UPDATE

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares.

(4) Standard & Poor's Composite Index of 500 stocks(R) (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                      NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                   REWARDING SHAREHOLDERS FOR MORE THAN 60 YEARS
--------------------------------------------------------------------------------

Through good times and bad, investors have come to depend on New England Growth Opportunities Fund. This Fund is designed to pursue long-term growth from investments in common stocks similar to those in the S&P 500 Index(4). Its focus on large, well-established companies has produced a long history of solid performance. Please see pages 2 and 3 for the Fund's most recent results.

[A chart in the form of a bar graph appears here, illustrating a $10,000 investment in Class A Shares of New England Growth Opportunities Fund compared to a $10,000 investment in the Standard & Poor's 500 Index(4) from May, 1931 through December 31, 1996. The values of the cumulative returns are as follows:]

--------------------------------------------------------------------------------
                  GROWTH OPPORTUNITIES FUND -- CLASS A SHARES*
--------------------------------------------------------------------------------

                     A $10,000 INITIAL INVESTMENT COMPARED
                     TO THE STANDARD & POOR'S 500 INDEX(4)
                 MAY 1931 - DECEMBER 31, 1996 CUMULATIVE RETURN

YOUR FUND                $33,191,861
S&P 500 INDEX(4)          $8,890,190

* This information represents past performance only and cannot predict future returns. Investment return and principal value will vary and may result in a gain or loss on sale. Results assume sales charge of 7.25% in effect in 1931 and reinvestment of all dividend and capital gains distributions for period through 12/31/96. Generally, this was a period of rising stock prices. Effective 10/1/90, the maximum sales charge was reduced to 5.75%. Five advisers have managed the Fund, with changes occurring in 1968, 1983, 1988 and 1995.

--------------------------------------------------------------------------------
                      NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Q.  How did New England Growth Opportunities Fund perform in 1996?

[Photo of Gerald Scriver
Westpeak Investment Advisors, L.P.]

    For the year ended December 31, 1996, Growth Opportunities Fund delivered a total return of 17.21%, based on Class A shares at net asset value. This compares with 22.90% for the Standard and Poor's Composite Index of 500 Stocks (S&P 500)(4), the Fund's benchmark. Most of this relative underperformance occurred in the first half of the year. As the year progressed, your Fund began to close the gap, outperforming the S&P 500 in six of the last seven months of 1996.

Q.  How did you manage the Fund in 1996?

    Entering the year, our outlook for the U.S. economy was positive. As events played out, however, particularly in the first half of the year, the economy's continued vigor surpassed our expectations.

    The strong economy produced rising interest rates, accompanied by notable volatility in the nation's securities markets. These factors led us to believe that a continued rise in stock prices was limited. What's more, these conditions implied a weaker market environment ahead, one more favorable to value stocks -- companies whose market prices appear low relative to their potential worth -- than to growth stocks -- those with expanding earnings. We therefore moved cautiously, tilting the Fund's portfolio toward value investments and away from growth.

    By July our view had changed somewhat. Interest rates seemed likely to remain flat -- although higher than in late 1995 -- as the economy's expansionary trend began to cool. Therefore we maintained a cautious position, focusing the portfolio on stocks that, while carrying lower price/earnings ratios (a measure of a stock's price relative to the company's earning power) than our S&P 500 benchmark, appeared to offer attractive prospects for price appreciation.

    We also underestimated the remarkably strong and persistent cash flows into mutual funds. This record influx, coupled with an underlying tone of speculation and excitement over new issues, helped to drive the stock market higher.

    A heavy commitment to the regional telephone operating companies -- the so-called Baby Bells -- as well as some large international oil companies, hindered performance early in the year. These companies, selected for their value characteristics, underperformed despite their size and quality.

    Our decision to emphasize value stocks came too early. But during the second half of the year the market favored such stocks, enabling the Fund to close part of the performance gap. We took advantage of downturns to build positions in IBM, Intel and Compaq Computer while they were available at attractive prices. These selections were very positive contributors to Fund performance as the year progressed.

    Overall, our conservative approach held Fund performance back somewhat this year. But we prefer to stick to our established philosophy rather than deviate from it as markets ebb and flow. This commitment to avoid timing the market will allow us to reduce the effects of risk on your Fund's portfolio over the long-term.

Q.  What is your investment outlook for the months ahead?

    As is often the case, changes in interest rates are the most powerful influence on the stock market's direction. And a pickup in inflation, which has been modest by historical measures in recent years, would almost certainly bring Fed tightening.

    But taking a longer term view, we see a continued favorable investment scenario, marked by low inflation and good earnings growth. While there is some risk built into the current market environment, a drop in stock prices would cause investors' expectations to fall. This would create a very positive situation for long-term investors.

------------------------------------------------
     TOP FIVE PORTFOLIO HOLDINGS 12/31/96*
------------------------------------------------
                                    PERCENTAGE
        COMPANY                    OF NET ASSETS
------------------------------------------------
 1.  EXXON CORP.                          3.88%
     World`s leading oil company
------------------------------------------------
 2.  JOHNSON & JOHNSON                    3.02%
     Health care products manufacturer
------------------------------------------------
 3.  AMERITECH CORP.                      2.68%
     Regional telephone company
------------------------------------------------
 4.  UNILEVER NV                          2.61%
     International producer of food and
     cleanliness products
------------------------------------------------
 5.  NATIONSBANK CORP.                    2.51%
     Large financial services company
------------------------------------------------

* Portfolio holdings are subject to change.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1996

COMMON STOCK--98.5% OF TOTAL NET ASSETS

SHARES    DESCRIPTION                                               VALUE (a)
-----------------------------------------------------------------------------
          AEROSPACE--0.9%
  19,400  Boeing Co.  .........................................  $  2,063,675
                                                                 ------------
          AIRLINES--0.5%
  16,800  UAL Corp. (c)  ......................................     1,050,000
                                                                 ------------
          AUTOMOTIVE & RELATED--1.9%
  64,400  Chrysler Corp.  .....................................     2,125,200
  37,700  General Motors Corp.  ...............................     2,101,775
                                                                 ------------
                                                                    4,226,975
                                                                 ------------
          BANKS--8.0%
  26,300  BankAmerica Corp.  ..................................     2,623,425
  25,600  Bankers Trust New York Corp.  .......................     2,208,000
 120,700  Banponce Corp.  .....................................     4,073,625
  56,000  NationsBank Corp.  ..................................     5,474,000
  37,800  Republic New York Corp.  ............................     3,085,425
                                                                 ------------
                                                                   17,464,475
                                                                 ------------
          BUSINESS SERVICES--1.2%
  83,700  Comdisco, Inc.  .....................................     2,657,475
                                                                 ------------
          CHEMICALS--3.5%
  62,100  Dow Chemical Co.  ...................................     4,867,087
  29,500  El du Pont de Nemours & Co.  ........................     2,784,063
                                                                 ------------
                                                                    7,651,150
                                                                 ------------
          COMPUTER SOFTWARE & SERVICES--0.4%
   4,000  BMC Software, Inc. (c)  .............................       165,500
  13,500  Compuware Corp. (c)  ................................       676,688
                                                                 ------------
                                                                      842,188
                                                                 ------------
          COMPUTERS & BUSINESS EQUIPMENT--5.3%
  46,300  Compaq Computer Corp. (c)  ..........................     3,437,775
  31,800  International Business Machines Corp.  ..............     4,801,800
  22,800  Seagate Technology (c)  .............................       900,600
  42,700  Western Digital Corp. (c)  ..........................     2,428,562
                                                                 ------------
                                                                   11,568,737
                                                                 ------------
          CONSTRUCTION--0.2%
  10,300  Centex Corp.  .......................................       387,538
                                                                 ------------
          DOMESTIC OIL--4.2%
  66,500  Amoco Corp.  ........................................     5,353,250
  28,500  National Fuel Gas  ..................................     1,175,625
  60,200  Phillips Petroleum Co.  .............................     2,663,850
                                                                 ------------
                                                                    9,192,725
                                                                 ------------
          DRUGS & HEALTH CARE--12.7%
  46,400  Abbott Laboratories  ................................     2,354,800
  19,300  Amgen, Inc. (c)  ....................................     1,049,438
  21,200  Bristol Myers Squibb Co.  ...........................     2,305,500
 132,300  Johnson & Johnson  ..................................     6,581,925
  41,700  Merck & Co.  ........................................     3,304,725
  72,000  Ornda Healthcorp (c)  ...............................     2,106,000
  20,600  Pfizer, Inc.  .......................................     1,707,225
  41,100  Rhone Poulenc Rorer, Inc.  ..........................     3,210,937
  31,900  Schering-Plough Corp.  ..............................     2,065,525
 131,600  Tenet Healthcare Corp. (c)  .........................     2,878,750
                                                                 ------------
                                                                   27,564,825
                                                                 ------------
          ELECTRIC UTILITIES--4.2%
  94,600  Entergy Corp.  ......................................     2,625,150
 108,300  Pinnacle West Capital Corp.  ........................     3,438,525
 116,500  Unicom Corp.  .......................................     3,160,062
                                                                 ------------
                                                                    9,223,737
                                                                 ------------
          ELECTRONICS--3.2%
  12,700  Honeywell, Inc.  ....................................       835,025
   9,600  Intel Corp.  ........................................     1,257,000
  95,300  KLA Instruments Corp. (c)  ..........................     3,383,150
  17,500  SCI Systems, Inc. (c)  ..............................       780,937
  20,000  Tellabs, Inc. (c)  ..................................       752,500
                                                                 ------------
                                                                    7,008,612
                                                                 ------------
          ENTERTAINMENT--1.0%
  58,800  King World Productions, Inc. (c)  ...................     2,168,250
                                                                 ------------
          FINANCE--3.4%
  64,225  Bear Stearns Co., Inc.  .............................     1,790,272
  28,100  Green Tree Financial Corp.  .........................     1,085,363
 128,900  Lehman Brothers Holdings, Inc.  .....................     4,044,237
   5,800  Merrill Lynch & Company, Inc.  ......................       472,700
                                                                 ------------
                                                                    7,392,572
                                                                 ------------
          FOOD & BEVERAGES--8.0%
 106,400  Archer Daniels Midland Co.  .........................     2,340,800
  40,300  Coca-Cola Co.  ......................................     2,120,787
  18,000  CPC International, Inc.  ............................     1,395,000
  17,600  H. J. Heinz Co.  ....................................       629,200
  16,800  Hershey Foods Corp.  ................................       735,000
  94,400  IBP, Inc.  ..........................................     2,289,200
  21,800  Sara Lee Corp.  .....................................       812,050
  40,900  Tyson Foods, Inc.  ..................................     1,400,825
  32,400  Unilever NV, 144A (d)  ..............................     5,678,100
                                                                 ------------
                                                                   17,400,962
                                                                 ------------
          HOTELS & RESTAURANTS--0.5%
  20,400  Marriot International, Inc.  ........................     1,127,100
                                                                 ------------
          HOUSEHOLD PRODUCTS--0.6%
  18,200  Gillette Co.  .......................................     1,415,050
                                                                 ------------
          INSURANCE--4.6%
  19,200  AMBAC, Inc.  ........................................     1,274,400
  13,500  Cigna Corp.  ........................................     1,844,437
  30,100  Conseco, Inc.  ......................................     1,918,875
  53,100  Loews Corp.  ........................................     5,004,675
                                                                 ------------
                                                                   10,042,387
                                                                 ------------
          INTERNATIONAL OIL--5.3%
   4,700  Chevron Corp.  ......................................       305,500
  86,200  Exxon Corp.  ........................................     8,447,600
  22,500  Mobil Corp., Rights  ................................     2,750,625
                                                                 ------------
                                                                   11,503,725
                                                                 ------------
          METAL--1.3%
  42,200  Asarco, Inc.  .......................................     1,049,725
  26,100  Phelps Dodge Corp.  .................................     1,761,750
                                                                 ------------
                                                                    2,811,475
                                                                 ------------
          MORTGAGE--0.5%
  27,700  Federal National Mortgage Association  ..............     1,031,825
                                                                 ------------
          OIL--2.0%
  26,000  Royal Dutch Petroleum Co.  ..........................     4,439,500
                                                                 ------------
          PAPER & FOREST PRODUCTS--3.3%
  16,300  Champion International Corp.  .......................       704,975
  13,200  Georgia Pacific Corp.  ..............................       950,400
  76,700  Mead Corp.  .........................................     4,458,187
  25,900  Rayonier, Inc.  .....................................       993,913
                                                                 ------------
                                                                    7,107,475
                                                                 ------------
          PETROLEUM SERVICES--0.3%
  11,000  Noble Drilling Corp. (c)  ...........................       218,625
  15,500  Rowan Companies, Rights (c)  ........................       350,688
                                                                 ------------
                                                                      569,313
                                                                 ------------
          PHOTOGRAPHY--1.3%
  34,300  Eastman Kodak Co.  ..................................     2,752,575
                                                                 ------------
          PRODUCER OF GOODS--6.4%
  30,300  Applied Materials, Inc. (c)  ........................     1,088,906
  17,800  Case Corp.  .........................................       970,100
  64,700  Caterpillar, Inc.  ..................................     4,868,675
   9,500  Harnischfeger Industries, Inc.  .....................       457,188
   6,300  Harsco Corp.  .......................................       431,550
  25,900  Illinois Tool Works, Inc.  ..........................     2,068,762
  62,400  United Technologies Corp.  ..........................     4,118,400
                                                                 ------------
                                                                   14,003,581
                                                                 ------------
          PUBLISHING--0.6%
  59,800  Moore Corporation,  Ltd.  ...........................     1,218,425
                                                                 ------------
          RAILROADS & EQUIPMENT--1.1%
  54,300  CSX Corp,  ..........................................     2,294,175
                                                                 ------------
          RETAIL--2.8%
  37,700  Dayton Hudson Corp.  ................................     1,479,725
  32,900  Gap, Inc.  ..........................................       991,113
  38,700  Mercantile Stores, Inc.  ............................     1,910,812
   7,200  Tiffany & Co.  ......................................       263,700
  30,500  TJX Companies, Inc.  ................................     1,444,938
                                                                 ------------
                                                                    6,090,288
                                                                 ------------
          RETAIL - GROCERY--0.2%
  10,200  Safeway, Inc. (c)  ..................................       436,050
                                                                 ------------
          SAVINGS & LOAN--0.9%
  19,100  Golden West Financial Corp.  ........................     1,205,687
  12,100  Standard Federal BanCorp.  ..........................       688,188
                                                                 ------------
                                                                    1,893,875
                                                                 ------------
          STEEL--1.1%
  79,200  USX-U.S. Steel Group  ...............................     2,484,900
                                                                 ------------
          TELECOMMUNICATION--6.4%
  96,300  Ameritech Corp.  ....................................     5,838,187
  83,600  Bell Atlantic Corp.  ................................     5,413,100
  16,700  Bellsouth Corp.  ....................................       674,263
  42,800  MCI Communications  .................................     1,399,025
  14,200  Sprint Corp.  .......................................       566,225
                                                                 ------------
                                                                   13,890,800
                                                                 ------------
          TIRES & RUBBER--0.4%
  15,000  Goodyear Tire & Rubber  .............................       770,625
                                                                 ------------
          TOBACCO--0.3%
  15,100  American Brands, Inc.  ..............................       749,338
                                                                 ------------
          Total Common Stock (Identified Cost $182,449,554)  ..   214,496,378
                                                                 ------------

SHORT TERM INVESTMENTS--1.4%

   FACE
  AMOUNT
------------------------------------------------------------------------------
$ 3,125,000  Repurchase agreement with State Street Bank &
              Trust Co. dated 12/31/96 at 4.750% to be
              repurchased at $3,125,825 on 1/02/97
              collateralized by $2,490,000 U.S. Treasury Bonds
              8.875% due 8/15/17, with a value of $3,191,092         3,125,000
                                                                  ------------
             Total Short Term Investments (Identified Cost
              $3,125,000) .....................................      3,125,000
                                                                  ------------
             Total Investments--99.9% (Identified Cost
              $185,574,554)(b) ................................    217,621,378
             Other assets less liabilities  ...................        110,514
                                                                  ------------
             Total Net Assets--100% ...........................   $217,731,892
                                                                  ============

(a) See Note 1a.

(b) Federal Tax Information: At December 31, 1996 the net unrealized appreciation on investments based on cost of $185,625,185 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .........  $ 34,919,975
    Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value .........    (2,923,782)
                                                                  ------------
    Net unrealized appreciation ................................  $ 31,996,193
                                                                  ============

(c) Non-income producing security.

(d) Securities Exempt From registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 1996

ASSETS
  Investments at value .......................................                    $217,621,378
  Cash .......................................................                             290
  Receivable for:
    Fund shares sold .........................................                         139,572
    Dividends and interest ...................................                         338,989
    Prepaid registration expense .............................                          14,000
                                                                                  ------------
                                                                                   218,114,229
LIABILITIES
  Payable for:
    Fund shares redeemed .....................................      $173,508
    Withholding Taxes ........................................         1,152
  Accrued expenses:
    Management fees ..........................................       128,485
    Deferred trustees' fees ..................................         7,124
    Accounting and administrative ............................         3,376
    Other expenses ...........................................        68,692
                                                                    --------
                                                                                       382,337
                                                                                  ------------
NET ASSETS ...................................................                    $217,731,892
                                                                                  ============
  Net Assets consist of:
    Capital paid in ..........................................                    $176,643,911
    Undistributed net investment income ......................                           2,484
    Accumulated net realized gains ...........................                       9,038,673
    Unrealized appreciation on investments ...................                      32,046,824
                                                                                  ------------
NET ASSETS ...................................................                    $217,731,892
                                                                                  ============
    Net asset value and redemption price of Class A shares ($166,963,294 divided
      by 12,034,587 shares of beneficial interest) ...........                           $13.87
                                                                                        ======
    Offering price per share ( 100/94.25 of $13.87) ..........                          $14.72*
                                                                                        ======
    Net asset value and offering price of Class B shares ($46,856,405 divided by
      3,377,978 shares of beneficial interest) ...............                          $13.87**
                                                                                        ======
    Net asset value and offering price of Class C shares ($3,912,193 divided by
      282,519 shares of beneficial interest) .................                          $13.85
                                                                                        ======
    Identified cost of investments ...........................                    $185,574,554
                                                                                  ============
* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1996

INVESTMENT INCOME
  Dividends ...............................................                       $ 4,277,460(a)
  Interest ................................................                           222,826
                                                                                  -----------
                                                                                    4,500,286
  Expenses
    Management fees .......................................       $1,414,997
    Service fees - Class A ................................          397,330
    Service and distribution fees - Class B ...............          389,526
    Service and distribution fees - Class C ...............           45,844
    Trustees' fees and expenses ...........................           21,783
    Accounting and administrative .........................           41,562
    Custodian .............................................           91,532
    Transfer agent ........................................          408,232
    Audit and tax services ................................           25,500
    Legal .................................................           24,373
    Printing ..............................................           48,048
    Registration ..........................................           50,769
    Miscellaneous .........................................            5,801
                                                                  ----------
  Total Expenses ..........................................                         2,965,297
                                                                                  -----------
  Net investment income ...................................                         1,534,989
                                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Realized gain on Investments - net ....................                        42,996,716
    Unrealized depreciation on Investments - net ..........                       (12,326,308)
                                                                                  -----------
    Net gain on investment transactions ...................                        30,670,408
                                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ................                       $32,205,397
                                                                                  ===========
(a)Net of foreign taxes of: $27,245


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED             YEAR ENDED
                                                                  DECEMBER 31,           DECEMBER 31,
                                                                      1995                   1996
                                                                  ------------           ------------
FROM OPERATIONS
  Net investment income ....................................      $  1,655,576           $  1,534,989
                                                                  ------------           ------------
  Net realized gain on investments .........................        21,443,541             42,996,716
  Unrealized appreciation (depreciation) on investments ....        16,043,612            (12,326,308)
                                                                  ------------           ------------
  Increase in net assets from operations ...................        39,142,729             32,205,397
                                                                  ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ................................................        (1,549,436)            (1,516,167)
    Class B ................................................           (74,015)              (104,841)
    Class C ................................................            (4,516)                (7,388)
  Net realized gain on investments
    Class A ................................................       (17,435,536)           (27,979,217)
    Class B ................................................        (1,801,248)            (7,295,607)
    Class C ................................................          (120,627)              (769,349)
                                                                  ------------           ------------
                                                                   (20,985,378)           (37,672,569)
                                                                  ------------           ------------
  Increase in net assets derived from capital share
    transactions ...........................................        57,002,658             38,773,337
                                                                  ------------           ------------
  Total increase in net assets .............................        75,160,009             33,306,165
NET ASSETS
  Beginning of the year ....................................       109,265,718            184,425,727
                                                                  ------------           ------------
  End of the year ..........................................      $184,425,727           $217,731,892
                                                                  ============           ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the year ....................................      $    106,169           $     95,891
                                                                  ============           ============
  End of the year ..........................................      $     95,891           $      2,484
                                                                  ============           ============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              CLASS A
                                               ----------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------
                                                1992           1993           1994           1995           1996
                                               ------         ------         ------         ------         ------
Net Asset Value, Beginning of Year ....        $11.79         $12.20         $12.67         $12.41         $14.39
                                               ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income .................          0.23           0.21           0.22           0.18           0.13
Net Realized and Unrealized Gain (Loss)
  on Investments ......................          0.86           0.75          (0.10)          4.01           2.07
                                               ------         ------         ------         ------         ------
Total From Investment Operations ......          1.09           0.96           0.12           4.19           2.20
                                               ------         ------         ------         ------         ------
Less Distributions
Dividends From Net Investment Income ..         (0.23)         (0.21)         (0.21)         (0.18)         (0.13)
Distributions in Excess of Net
Investment Income .....................          0.00          (0.01)          0.00           0.00           0.00
Distributions From Net Realized Capital
  Gains ...............................         (0.45)         (0.27)         (0.17)         (2.03)         (2.59)
                                               ------         ------         ------         ------         ------
Total Distributions ...................         (0.68)         (0.49)         (0.38)         (2.21)         (2.72)
                                               ------         ------         ------         ------         ------
Net Asset Value, End of Year ..........        $12.20         $12.67         $12.41         $14.39         $13.87
                                               ======         ======         ======         ======         ======
Total Return (%)(a) ...................          9.3            8.0            1.0           35.1           17.2
Ratio of Operating Expenses to
  Average Net Assets (%) ..............          1.94           1.21           1.28           1.38           1.30
Ratio of Net Investment Income to
  Average Net Assets (%) ..............          1.18           1.70           1.75           1.31           0.92
Portfolio Turnover Rate (%) ...........            10              4              6             69            127
Average Commission Rate (b) ...........            --             --             --             --        $0.0348
Net Assets, End of Year (000) .........       $90,945       $109,168       $104,081       $150,693       $166,963

(a) A sales charge is not reflected in total return calculations.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
As of January 1, 1993 the Fund discontinued the use of equalization accounting.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       CLASS B                                   CLASS C
                                                 ----------------------------------------------------  ----------------------------
                                                 SEPTEMBER 13(a)                                         MAY 1(a)         YEAR
                                                     THROUGH            YEAR ENDED DECEMBER 31,           THROUGH         ENDED
                                                   DECEMBER 31,    ----------------------------------  DECEMBER 31,   DECEMBER 31,
                                                       1993           1994        1995        1996         1995           1996
                                                 ----------------  ----------  ----------  ----------  -------------  -------------
Net Asset Value, Beginning of Period ..........        $12.95        $12.66      $12.42      $14.40       $13.84           $14.39
                                                       ------        ------      ------      ------       ------           ------
Income From Investment Operations
Net Investment Income .........................          0.06          0.16        0.10        0.03         0.06             0.04
Net Realized and Unrealized Gain (Loss) on
  Investments .................................          0.01         (0.09)       4.01        2.07         2.58             2.05
                                                       ------        ------      ------      ------       ------           ------
Total From Investment Operations ..............          0.07          0.07        4.11        2.10         2.64             2.09
                                                       ------        ------      ------      ------       ------           ------
Less Distributions
Dividends From Net Investment Income ..........         (0.03)        (0.14)      (0.10)      (0.04)       (0.06)           (0.04)
Distributions in Excess of Net Investment
  Income ......................................         (0.06)         0.00        0.00        0.00         0.00             0.00
Distributions From Net Realized Capital Gains .         (0.27)        (0.17)      (2.03)      (2.59)       (2.03)           (2.59)
                                                       ------        ------      ------      ------       ------           ------
Total Distributions ...........................         (0.36)        (0.31)      (2.13)      (2.63)       (2.09)           (2.63)
                                                       ------        ------      ------      ------       ------           ------
Net Asset Value, End of Period ................        $12.66        $12.42      $14.40      $13.87       $14.39           $13.85
                                                       ======        ======      ======      ======       ======           ======
Total Return (%)(c) ...........................          0.6           0.6        34.3        16.3         20.2             16.3
Ratio of Operating Expenses to
  Average Net Assets (%) ......................          2.08(b)       1.93        2.11        2.05         2.11(b)          2.05
Ratio of Net Investment Income to
  Average Net Assets (%) ......................          0.71(b)       1.10        0.56        0.17         0.56(b)          0.17
Portfolio Turnover Rate (%) ...................             4             6        69           127           69              127
Average Commission Rate (d) ...................            --            --          --     $0.0348             --        $0.0348
Net Assets, End of Period (000) ...............        $1,498        $5,185     $29,026     $46,856       $4,707           $3,912
(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge in the case of Class B shares is not reflected in total return calculations. Periods less than one year are not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1996

1. The Fund is a series of New England Funds Trust II (the "Trust"), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class C shares. The Fund commenced its public offering of Class B shares on September 13, 1993 and Class C Shares on May 1, 1995. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares do not pay a front end or contingent deferred sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES.   The Fund intends to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASE AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1996 were $260,863,183 and $252,359,829, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management L.P. ("NEFM") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Westpeak Investment Advisors, L.P. at the rate of 0.50% of the first $25 million of the Fund's average daily net assets, 0.40% of the next $75 million, 0.35% of the next $100 million and 0.30% of such assets in excess of $200 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Westpeak Investment Advisors, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC"), which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Westpeak Investment Advisors, L.P. under the management agreement in effect during the year ended December 31, 1996 are as follows:

  FEES EARNED
  -----------
  $633,644          New England Funds Management, L.P.
  $781,353          Westpeak Investment Advisors, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Fund's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 1996, these expenses amounted to $41,562 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES.   New England Funds is the transfer and shareholder
servicing agent for the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $301,010 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $397,330 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $97,381 and $11,461 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1996, the Fund paid New England Funds $292,145 and $34,383 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1996 amounted to $753,514.

E. TRUSTEES FEES AND EXPENSES.   The Fund does not pay any compensation
directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                       $2,217
     Meeting Fee                                           $114/meeting
     Committee Meeting Fee                                 $68/meeting
     Committee Chairman Retainer                           $87/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1996 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                     YEAR ENDED                         YEAR ENDED
                                                  DECEMBER 31, 1995                  DECEMBER 31, 1996
                                             ---------------------------        ---------------------------
CLASS A                                       SHARES            AMOUNT           SHARES            AMOUNT
-------                                      ---------       -----------        ---------       -----------
Shares sold ..........................       2,225,960       $31,708,352        1,731,542       $25,137,040
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income          84,290         1,188,168           87,661         1,231,609
  Distributions from net realized gain       1,061,665        14,664,607        1,854,127        24,119,428
                                             ---------       -----------        ---------       -----------
                                             3,371,915        47,561,127        3,673,330        50,488,077
Shares repurchased ...................      (1,286,544)      (18,048,545)      (2,107,684)      (30,109,879)
                                             ---------       -----------        ---------       -----------
Net increase .........................       2,085,371       $29,512,582        1,565,646       $20,378,198
                                             ---------       -----------        ---------       -----------

                                                     YEAR ENDED                         YEAR ENDED
                                                  DECEMBER 31, 1995                  DECEMBER 31, 1996
                                             ---------------------------        ---------------------------
CLASS B                                       SHARES            AMOUNT           SHARES            AMOUNT
-------                                      ---------       -----------        ---------       -----------
Shares sold ..........................       1,584,901       $22,623,592        1,344,894       $19,592,194
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income           5,067            71,601            6,654            92,398
  Distributions from net realized gain         121,353         1,687,756          526,406         6,846,049
                                             ---------       -----------        ---------       -----------
                                             1,711,321        24,382,949        1,877,954        26,530,641
Shares repurchased ...................        (112,671)       (1,588,699)        (516,163)       (7,464,628)
                                             ---------       -----------        ---------       -----------
Net increase .........................       1,598,650       $22,794,250        1,361,791       $19,066,013
                                             ---------       -----------        ---------       -----------

                                                     YEAR ENDED                         YEAR ENDED
                                                  DECEMBER 31, 1995                  DECEMBER 31, 1996
                                             ---------------------------        ---------------------------
CLASS C                                       SHARES            AMOUNT           SHARES            AMOUNT
-------                                      ---------       -----------        ---------       -----------
Shares sold ..........................         351,596        $5,050,733          406,039        $5,734,515
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income             303             4,318              724            10,172
  Distributions from net realized gain           8,237           116,832           50,246           651,884
                                             ---------       -----------        ---------       -----------
                                               360,136         5,171,883          457,009         6,396,571
Shares repurchased ...................         (33,071)         (476,057)        (501,555)       (7,067,445)
                                             ---------       -----------        ---------       -----------
Net increase (decrease) ..............         327,065         4,695,826         (44,546)         (670,874)
                                             ---------       -----------        ---------       -----------
Increase derived from capital shares
  transactions .......................       4,011,086       $57,002,658        2,882,891       $38,773,337
                                             =========       ===========        =========       ===========

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of the New England Funds Trust II and Shareholders of the NEW ENGLAND GROWTH OPPORTUNITIES FUND

We have audited the accompanying statement of assets & liabilities of the New England Growth Opportunities Fund including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the New England Growth Opportunities Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 7, 1997

                                                              --------------
                    (Logo)                                       BULK RATE
              NEW ENGLAND FUNDS                                U.S. POSTAGE
        Where The Best Minds Meet(TM)                              PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



---------------------    ---------------------
        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
---------------------    ---------------------
        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
---------------------    ---------------------

                  GP56-1296

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